FOURTH AMENDMENT AND WAIVER TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         Fourth Amendment and Waiver (this "Amendment") entered into as of March __, 2005 between INTEGRAMED AMERICA, INC. (the "Borrower") and FLEET NATIONAL BANK, a Bank of America company (the "Bank").

         WHEREAS, the Borrower and the Bank are parties to an Amended and Restated Loan Agreement dated as of September 28, 2001, as amended by a First Amendment dated as of September 16, 2002, a Second Amendment dated as of July 31, 2003 and a Third Amendment dated as of November 14, 2003 (as so amended, the "Agreement"); and

         WHEREAS, the Borrower has requested that the Bank amend and waive, and the Bank has agreed to amend and waive, certain provisions of the Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

(a) The following definitions set forth in Section 1.1 of the Agreement are amended to read in their entirety as follows:

                  "Management Agreement" shall mean (i) an agreement entered into between the Borrower and a Practice Group pursuant to which the Borrower provides management and administrative services to such Practice Group and furnishes such Practice Group with facilities, equipment, personnel and supplies, and (ii) shall also include any submanagement agreement, if any, entered into between the Borrower and a Guarantor pursuant to which the Borrower and/or such Guarantor provides any or all of such management and administrative services contemplated by the underlying Management Agreement with the Practice Group(s) to which it relates.

                  "Security Agreement(s)" shall mean collectively (i) that certain Continuing General Security Agreement delivered in connection with the Original Agreement, as amended, supplemented, modified or replaced from time to time, (ii) that certain Security Agreement delivered in connection with this Amended and Restated Loan Agreement (substantially in the form of Exhibit B hereto), (iii) that certain Continuing General Security Agreement made by the Borrower in favor of the Bank dated November 14, 2003, (iv) each and every other Continuing General Security Agreement heretofore or hereafter delivered by the Borrower or any Guarantor in favor of the Bank, as the same may be amended, modified, supplemented or restated from time to time, and (v) each and every Continuing General Limited Security Agreement heretofore or hereafter delivered by any Practice Group in favor of the Bank, as the same may be amended, modified, supplemented or restated from time to time.

(b) Clause (iii) of Section 9.2 of the Agreement is amended to read in its entirety as follows:

                  (iii) all accounts receivable of each Practice Group (to the extent same are subject to any purchase agreement between such Practice Group, as seller, and the Borrower or a Guarantor, as purchaser),

(c) All references in the Agreement or any other Loan Document to "FleetBoston Financial Corporation" shall be amended to read "Bank of America Corporation".
(d) The notice address for the Bank in Section 10.1 of the Agreement is amended in its entirety to read as follows:

         The Bank:         Bank of America
                           1185 Avenue of the Americas
                           New York, New York 10036
                           Att:  Thomas G. Carley, Senior Vice President
                           Telecopy No.: 212 - 819-6166

         with a copy to:   Sol W. Bernstein, Esq.
                           Herrick, Feinstein LLP
                           2 Park Avenue
                           New York, New York 10016
                           Telecopy No.: 212-592-1500

3. Consent and Waiver. Pursuant to the Agreement, the Borrower is not permitted to enter into any Acquisition other than Permitted Acquisitions. Clause (ii) of the definition of Permitted Acquisition requires that (a) the Acquisition Cost with respect to any one Acquisition shall not exceed $1,000,000 and (b) the Acquisition Cost with respect to all Acquisitions in any one calendar year shall not exceed $3,000,000. On or about January 7, 2005, the Borrower acquired (the "RPI Acquisition") all of the issued and outstanding stock of Reproductive Partners, Inc., a Delaware corporation, with its principal place of business at 510 North Prospect Avenue, Suite 202, Redondo Beach, California 90277 ("RPI"), a management services company in the same line of business as the Borrower, for a purchase price of $3,200,000. Pursuant to a certain First Amended Management, Services and Facility Agreement dated January 1, 2005 (as it may be amended, modified or supplemented, the "RPMG Management Agreement") between RPI and Reproductive Partners Medical Group, Inc. ("RPMG"), RPI performs management services for RPMG. In connection with the RPI Acquisition, the Borrower entered into a Submanagement Agreement with RPI dated January 1, 2005 (the "RPI Submanagement Agreement") pursuant to which the Borrower agrees to perform some of the management services RPI agreed to provide to RPMG under the Management Agreement. The RPI Acquisition is not and was not a Permitted Acquisition by virtue of the fact that it violates clause (ii) of the definition of Permitted Acquisition and the Borrower failed to comply with most, if not all, of the other requirements contained in such definition of Permitted Acquisition. At the request of the Borrower, the Bank hereby consents to the RPI Acquisition and agrees to waive any Default or Event of Default under the Agreement that may exist or may arise as a result of such failure to comply with the Agreement. Notwithstanding the waiver herein, for purposes of calculating the aggregate Acquisition Cost of Acquisitions in the 2005 calendar year, the RPI Acquisition shall be deemed to have had an Acquisition Cost of $3,000,000, thereby fully utilizing availability for Permitted Acquisitions in the 2005 calendar year. Without limiting the effect of the foregoing, the Agreement and each of the other Loan Documents is hereby deemed amended to the extent necessary to allow for such consent and waiver and the entering into of the Management Agreement and Submanagement Agreement and the RPI Acquisition shall be deemed a Permitted Acquisition for purposes of the Agreement.

         4. Conditions of Consent and Waiver. This Amendment, including the consent and waiver set forth in Section 3 hereof, shall be subject to the satisfaction of each of the following terms and conditions and shall not be effective unless and until each of the following terms and conditions shall have been fulfilled to the satisfaction of the Bank:

(a) That notwithstanding the failure to comply with clause (ii) of the definition of Permitted Acquisition, the Borrower shall comply with each of the other conditions set forth therein, after giving effect to the terms of this Amendment, other than the requirement of delivery of an opinion of counsel to the Borrower, except that the clause (vi) deadlines for delivery of certificates or other documents prior to the Acquisition shall be deemed satisfied if delivered prior to the effectiveness of this Amendment;

(b) That such consent and waiver is strictly limited to the terms of the RPI Acquisition as described in this Amendment and in any other writing or communication delivered by Borrower to the Bank;

(c) This Amendment between the Borrower and the Bank shall have been executed and delivered and be fully effective;

(d) All fees and expenses of the Bank, including the fees and expenses of counsel to the Bank incurred in connection with this Amendment, and any other amounts then due and payable to the Bank, shall have been paid in full;

(e) All representations and warranties contained in Section 5 below shall be true and correct; and

(f) That such consent and waiver is strictly limited to the terms as set forth herein.

         5. Representations. The Borrower hereby represents and warrants to the Bank that:

                  (a) Each and every of the representations and warranties set forth in the Agreement and/or the documents executed pursuant thereto or in connection therewith is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

                  (b) No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist, except those that are being waived pursuant to this Amendment.

         6. Acknowledgments. All obligations in connection with the Agreement are and shall continue to be (i) secured by the collateral referenced in the Agreement and more fully described in one or more security agreements in favor of the Bank and (ii) guaranteed by the Guarantors referenced in the Agreement pursuant to Guarantees in favor of the Bank.

         7. Guarantor Reaffirmation. By their execution of this Amendment in the space provided below, each of the guarantors indicated below hereby consent to this Amendment and reaffirm their continuing liability under their respective guarantees, in respect of the Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantors).

         8. Miscellaneous. The consent and waiver provided in this Amendment is effective only in this one instance and only with respect to the Borrower's RPI Acquisition and the entering into of the RPMG Management Agreement and RPI Submanagement Agreement. Furthermore, the amendments and waiver set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Amendment.

         9. Effectiveness. This Amendment shall be effective as of the date first above written; provided that this Amendment shall not be effective unless and until the Bank shall have received counterparts of this Amendment duly signed by the Borrower and the guarantors indicated below, all other terms and conditions required by Section 4 above have been satisfied, and the Borrower has delivered to the Bank all documents listed on the closing checklist attached hereto as Exhibit A.

         10. Counterparts. This Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

                   [Balance of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                     INTEGRAMED AMERICA, INC.



                     By:/s/John W. Hlywak, Jr.
                        --------------------------------
                     Name: John W. Hlywak, Jr.
                     Title: Senior Vice President and
                            Chief Financial Officer

                     FLEET NATIONAL BANK, a Bank of America company



                     By: /s/Tanitha Boonyam
                         --------------------------------
                     Name:  Tanitha Boonyam
                     Title: Vice President

         Each of the guarantors indicated below hereby consent to this Amendment and reaffirm their continuing liability under their respective guarantees in respect of the Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantors).

                                    INTEGRAMED PHARMACEUTICAL SERVICES, INC.



                                    By:/s/John W. Hlywak, Jr.
                                       -----------------------------------
                                    Name: John W. Hlywak, Jr.
                                    Title: Vice President

                                    INTEGRAMED FINANCIAL SERVICES, INC.



                                    By:/s/John W. Hlywak, Jr.
                                       -----------------------------------
                                    Name: John W. Hlywak, Jr.
                                    Title: Vice President